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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): July 2, 2002


                              GLOBESPANVIRATA, INC.
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               (Exact Name of Registrant as Specified in Charter)



         Delaware                   000-26401                 75-2658218
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      (State or Other              (Commission               (IRS Employer
       Jurisdiction                File Number)           Identification No.)
     of Incorporation)


        100 Schulz Drive, Red Bank, New Jersey                   07701
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       (Address of Principal Executive Offices)               (Zip Code)


       Registrant's telephone number, including area code: (732) 345-7500
                                                           --------------


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS

      On July 2, 2002, the GlobespanVirata, Inc. Board of Directors adopted a shareholder rights plan. Pursuant to General Instruction F of Form 8-K, the information contained in the documents attached as exhibits to this Current Report on Form 8-K is incorporated by reference in this Item 5.

ITEM 7.  FINANCIAL INFORMATION, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)   Exhibits

EXHIBIT         DESCRIPTION
-------         -----------
    4.1         Rights Agreement, dated as of July 5, 2002, between
                GlobespanVirata, Inc. and American Stock Transfer & Trust
                Company, as Rights Agent (incorporated by reference to Exhibit 1 to the Form 8-A filed by GlobespanVirata, Inc. on July 11,
                2002).

    4.2 Certificate of Designations of Series A Preferred Stock (incorporated by reference to Exhibit 2 to the Form 8-A filed by GlobespanVirata, Inc. on July 11, 2002).









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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GlobespanVirata, Inc.



Date:  July 11, 2002                By: /s/ Robert McMullan
                                       ---------------------------------
                                       Name: Robert McMullan
                                       Title: Vice President, Chief Financial
                                              Officer and Treasurer




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                                  EXHIBIT INDEX

EXHIBIT         DESCRIPTION
-------         -----------
    4.1         Rights Agreement, dated as of July 5, 2002, between
                GlobespanVirata, Inc. and American Stock Transfer & Trust
                Company, as Rights Agent (incorporated by reference to Exhibit 1 to the Form 8-A filed by GlobespanVirata, Inc. on July 11,
                2002).

    4.2 Certificate of Designations of Series A Preferred Stock (incorporated by reference to Exhibit 2 to the Form 8-A filed by GlobespanVirata, Inc. on July 11, 2002).





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